Exhibit 99.13

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on newly originated residential mortgage loans acquired by Bank of America, N.A. The review included a total of 297 residential mortgage loans in connection with the securitization identified as OBX 2024-J1 (the “Securitization”). Credit, Compliance, and Data Integrity reviews were performed on a population of 281 loans. Credit, Compliance, Data Integrity, and Pay History reviews were performed on a population of 13 loans. Only Pay History reviews were performed on a population of 3 loans. The Review was conducted from April 2020 through August 2024 on mortgage loans originated between February 2020 and July 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List

ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test

iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (294 loans in total):

Five (5) loans had a Secondary Appraisal, two (2) loans had an AVM, two hundred ninety-one (291) loans had Desktop Reviews, and three (3) loans had Field Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, had a confidence score less than 90, or was inconclusive, then a Field Review or a 2nd Appraisal (Secondary Appraisal or Exterior Only Appraisal) was completed. There were zero (0) occurrences of this.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two-hundred ninety-four (294) mortgage loans reviewed, seventy-two (72) unique mortgage loans (24.49% by loan count) had a total of ninety-eight (98) discrepancies across fourteen (14) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow Indicator	23	23.47%
Original PI Payment	16	16.33%
Original Loan Amount	16	16.33%
Closing Date	12	12.24%
Borrower First Name	5	5.10%
Borrower Last Name	5	5.10%
Property Type	4	4.08%
Property City	4	4.08%
Property Zip	3	3.06%
Months Reserves	2	2.04%
Rate Lock Date	2	2.04%
Occupancy	2	2.04%
Property State	2	2.04%
Property Address	2	2.04%
Grand Total	98	100.00%

PAY HISTORY REVIEW RESULTS SUMMARY

For loans reviewed post-close, (16 loans in total), zero (0) loans were found to have a discrepancy between the servicer provided string and the string calculated by Consolidated Analytics.

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	276	$322,521,939.00	93.88%
Event Grade B	18	$22,711,730.00	6.12%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	294	$345,233,669.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	289	98.30%
Event Grade B	5	1.70%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	294	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	282	95.92%
Event Grade B	12	4.08%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	294	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	292	99.32%
Event Grade B	2	0.68%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	294	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	HMDA Data Tape Not Provided	292
		Borrower Liabilities Verification Indicator is Partial	70
		Borrower Income Verification does not match Approval	25
		HMDA Discrepancy(s) Noted	24
		Asset Documents are Incomplete	16
		DTI Exceeds AUS Maximum Allowable	11
		Hazard Insurance Coverage is Not Sufficient.	9
		Borrower Employment Verification does not meet guidelines	9
		Housing history does not meet guidelines	8
		AUS is Partial	7
		Hazard Insurance Indicator is Partial	6
		Fraud Report is Only Partially Available	6
		Hazard Insurance Effective Date is after the Note Date	5
		CoBorrower Income Verification does not match Approval	4
		Borrower 2 is missing signed 4506t.	3
		CoBorrower Employment Verification does not meet guidelines	3
		Signed 4506t is missing	3
		CoBorrower Liabilities Verified Indicator is Partial	3
		Liquid Reserves (Months) are less than AUS Minimum Required.	2
		Hazard Insurance Coverage is Not Sufficient	2
		Final Loan Application is Partial	2
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		CoBorrower Credit Report is Missing	1
		Appraisal date is greater than 120 days from Origination date.	1
		Fully Executed Purchase Contract is Partial	1
Credit		Occupancy Status	1
		HAZARD INSURANCE CERTIFICATE MISSING	1
		Fraud Report Shows Uncleared Alerts	1
		Borrower Credit Report is Missing	1
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		Borrower Income Verification is less than 12 months	1
		Note Document Indicator is Partial	1
		AUS is Missing	1
		OFAC Check was not completed/Cleared.	1
		Co-Borrower residency documentation not provided or issue with documentation	1
		Fraud Report Missing	1
		Borrower residency documentation not provided or issue with documentation	1
		Final Loan Application is Missing	1
		Total Credit Grade (A) Exceptions:	527
	B	Hazard Insurance Indicator is Partial	5
		Total Credit Grade (B) Exceptions:	5

Compliance	A	Affiliated Business Disclosure is Missing	24
		Patriot Act Disclosure is Missing	17
		Charges That Cannot Increase Test	14
		Initial Closing Disclosure Delivery Date Test	9
		Reimbursement Amount Test	6
		Lender Credits That Cannot Decrease Test	5
		Consummation or Reimbursement Date Validation Test	4
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	4
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	3
		Reimbursement Amount Validation Test	3
		Intent to Proceed is Missing	3
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		Qualified Mortgage Lending Policy Points and Fees Test	2
		eSigned Documents Consent is Missing	2
		Escrow Waiver Disclosure is Missing	2
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Collateral Protection Act 815 Ill. Comp. Stat. 180/1 et seq. - Collateral Protection Notice was not provided	1
		TRID Rate Lock Disclosure Delivery Date Test	1
		Higher-Priced Mortgage Loan Test	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
		Regulation § 1026.43(c)(2)(iv) failure - Simultaneous loan payment was not calculated based on the periodic payment required under the terms of the plan and the amount of credit to be drawn at or before consummation of the covered transaction	1
		TILA Finance Charge Test	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Security Instrument Indicator is Partial	1
		Qualified Mortgage Balloon Payment Loan	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		Originator NMLS is Not Active	1
		Buy Down Buy Up Indicator is Missing	1
		TRID Total of Payments Test	1
		Missing Taxpayer First Act Disclosure	1
		Total Compliance Grade (A) Exceptions:	122
	B	Charges That Cannot Increase Test	4
		Mortgage not recorded	2
		Lender Credits That Cannot Decrease Test	2
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		TILA Finance Charge Test	1
		Affiliated Business Disclosure is Missing	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	12
Property	A	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	35
		Third Party Valuation Product not Provided	17
		Origination Appraisal is Partial	9
		UCDP Summary Report is Missing	3
		UCDP Summary Report is Partially Provided or Inaccurate	3
		Hazard Insurance Effective Date is after the Review Date	1
		Appraisal guideline violation	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	70
	B	Origination Appraisal is Partial	2
		Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.